SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 9, 2003
                                                           ------------

                               HOMEFED CORPORATION
              ----------------------------------------------------
              Exact name of registrant as specified in its charter)

                  Delaware                   1-10153         33-0304982
         -----------------------------       -------         ----------
       (State of other jurisdiction of     (Commission     (I.R.S. Employer
        incorporation or organization)      File No.)    Identification No.)

        1903 Wright Place, Suite 220
             Carlsbad, California                             92008
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      (Address of principal executive offices)              (Zip Code)

                                 (760) 918-8200
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              (Registrant's telephone number, including area code)

                                       N/A
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              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

           (c) Exhibits.

          99.1 Report of the Chairman of HomeFed Corporation delivered at the Annual Meeting of Stockholders on July 9, 2003.

Item 9.    Regulation FD Disclosure

The information set forth in the Report of the Chairman of HomeFed Corporation delivered at the Annual Meeting of Stockholders on July 9, 2003, attached hereto as Exhibit 99.1, is incorporated herein by reference.




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
                                    SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           REGISTRANT:

                                           HOMEFED CORPORATION


                                           By:  /s/ Erin N. Ruhe
                                               ---------------------------------
Date:  July 9, 2003                            Erin N. Ruhe,
                                               Vice President and Controller





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
                                 EXHIBIT INDEX

Exhibit No.                       Description
-----------                       -----------

99.1 Report of the Chairman of HomeFed Corporation delivered at the Annual Meeting of Stockholders on July 9, 2003.






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